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Exhibit 99

                         Form of Letter of Transmittal
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                   UNITED FINANCIAL BANKING COMPANIES, INC.

                             LETTER OF TRANSMITTAL

     To accompany certificates representing restricted shares of common stock of United Financial banking Companies, Inc. or warrants to acquire restricted shares of UFBC common stock, surrendered in exchange for certificates representing registered shares of UFBC common stock or warrants to purchase registered shares of UFBC common stock. Please follow carefully the instructions below .

To:  Lisa Porter, Exchange Agent

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
    By US Postal Service or Overnight Courier:                    By Hand Delivery
         Lisa Porter, Exchange Agent for                   Lisa Porter, Exchange Agent for
      United Financial Banking Companies, Inc.          United Financial banking Companies, Inc.
              8399 Leesburg Pike                                  8399 Leesburg Pike
            Vienna, Virginia 22182                              Vienna, Virginia 22182
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Ladies and Gentlemen:

     In connection with the offer by United Financial Banking Companies, Inc. ("UFBC") to issue shares of common stock which have been registered ("registered shares") under the Securities Act of 1933 (the "Act") in exchange for outstanding shares of UFBC common stock which have not been registered under the Act ("restricted shares"), and to issue warrants to purchase registered shares in exchange for warrants to purchase restricted shares (the "Exchange Offer"), the undersigned hereby surrenders for exchange the certificate(s) identified below representing restricted shares and the certificates identified below representing warrants to purchase restricted shares.


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       Name(s) and Address of Registered Owner(s)
            As They Appear on Certificate(s)                               Certificate(s) Surrendered
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
                                                                                    Number of Shares Represented by
                                                         Certificate Number(s)   Certificate(s) OR Shares Subject to a
                                                                                 Warrant and Exercise Price per Share
                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------

                                                         ---------------------------------------------------------------
                                                         Total Shares
                                                         ---------------------------------------------------------------
                                                         Total Shares Subject
                                                         to Warrants
------------------------------------------------------------------------------------------------------------------------
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     The undersigned acknowledges and agrees that to the extent the certificates representing restricted shares and/or warrants to purchase restricted shares predate December 31, 1997 or otherwise do not reflect adjustment of the number of shares owned by the undersigned or subject to the warrants for the one for five reverse stock split effective on December 31, 1997, then the number of registered shares represented by the new certificates or subject to new warrants will be adjusted to reflect the reverse stock split. Cash in lieu will be paid for any fractional shares to which the undersigned would have otherwise been entitled
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     The undersigned represents that he/she has full authority to surrender the certificate(s) identified above and that except for the restrictions under the
Act, the shares and warrants represented by such certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary to complete the surrender of the shares and warrants represented by such certificate(s). All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall survive and not be affected by the death or incapacity of the undersigned. The undersigned hereby acknowledges that delivery of the certificate(s) identified above shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon proper delivery thereof to you.

     Please issue a certificate representing registered shares and/or warrants to purchase registered shares and a check for any cash in lieu of fractional shares, if applicable, in the name(s) shown in the box above and deliver such certificates and check by mail to the address shown in the box above UNLESS contrary instructions are given in the box below:

               ====================================================
                       SPECIAL DELIVERY INSTRUCTIONS

                Fill in ONLY if delivery of the certificates representing registered shares stock, warrants to purchase registered shares, and/or a check for the Cash Amount is to be mailed to an address OTHER than that appearing in the box above. Please see instruction 3.

                Mail or deliver to:

                ---- Certificate to:       ----- Check to:

                Name: -------------------------------------------
                                (Please Print)

                Address: ----------------------------------------

                -------------------------------------------------
                             (Include Zip Code)
               ====================================================


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                     ALL SHAREHOLDERS MUST SIGN IN THE SPACE PROVIDED BELOW
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
X ---------------------------------------------------

X ---------------------------------------------------
            (Signatures of Shareholders)

Daytime Telephone Number                                                     MEDALLION
(including Area Code): ------------------------------                GUARANTEE OF SIGNATURE(S)
                                                                           (if required)
Must be signed by registered holder(s) exactly as                       (See instruction 4)
name(s) appear(s) on certificate(s). If signed by
an officer of a corporation or others acting in a       Name of firm: ------------------------------------
fiduciary or representative capacity, please
provide the following information. See                  Authorized Signature: ----------------------------
Instructions 2 and 5.
                                                        Title: -------------------------------------------
Name(s): -------------------------------------

----------------------------------------------
               (Please Print)

Capacity: ------------------------------------
------------------------------------------------------------------------------------------------------------
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
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SUBSTITUTE FORM W-9         PART 1 Taxpayer Identification No. - For All Accounts                Part II    For Payee Exempt
                                                                                                 From Backup Withholding
                          --------------------------------------------------------------------

Payer's Request for       Enter your taxpayer identification
Taxpayer Identification   number in the appropriate box. For    ------------------------------
Number                    most individuals, this is your           Social Security Number
                          social security number.
                                                                             OR

                                                                ------------------------------
                                                                Employer Identification Number
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Certification - Under penalties of perjury, I certify that:

(1)      The number shown on this form is my correct taxpayer identification number, or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


(2)      I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)      Any other information provided on this form is true, correct and complete.

SIGNATURE :                                                DATE:                                          , 199---
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 NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
 WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
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                                 INSTRUCTIONS
               Forming Part of the Terms and Conditions of this
                             Letter of Transmittal

     1. Use of Letter of Transmittal. This Letter of Transmittal, duly completed and signed, together with the surrendered certificates representing restricted shares and warrants to purchase restricted shares and any other documents required by these Instructions, should be sent by mail or overnight courier or delivered by hand to the Exchange Agent at the address set forth above. Delivery shall be effected, and risk of loss and title to the certificates representing restricted shares and warrants to purchase restricted shares shall pass, only upon actual delivery of such certificates to the Exchange Agent. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. A return envelope is enclosed for your convenience.

     2. Signatures. The signatures on this Letter of Transmittal must correspond exactly with the name(s) as written on the face of the surrendered certificates. In the case of joint tenants, all should sign. If the surrendered certificates are registered in different forms of the name of any person signing this Letter of Transmittal (e.g. "John Smith" on one certificate and "J. Smith" on another), it will be necessary for such person either to sign this Letter of Transmittal in each way in which the certificates are registered or to sign as many Letters of Transmittal as there are different name registrations. When signing as an agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, please give your full name and title as such. If a certificate is registered in the name of joint owners with right of survivorship and one or more of the owners is deceased, the surviving owner(s) should sign the Letter of Transmittal and furnish a letter providing information concerning the death of the registered owner(s). It is only necessary to deliver to the Exchange Agent a properly signed Letter of Transmittal, together with the related surrendered certificates (it is not necessary to sign the back of such stock certificates).

     3. Delivery of Certificates and Check to a Different Address. If a certificate representing registered shares and/or warrants to purchase registered shares or check for cash in lieu of fractional shares, if any, is to be delivered to an address different from that appearing in the top box above, please complete the "Special Delivery Instructions" box above.

     4. Correction of, or Change in, Name. For a correction of name, or for a change in name which does not involve a change of ownership, proceed as follows:
(i) for a change in name by marriage, the surrendered certificates and this Letter of Transmittal should be endorsed or signed, e.g., "Mary Doe, now by marriage, Mary Jones" and (ii) for a correction in name, the surrendered certificates and this Letter of Transmittal should be endorsed or signed, e.g., "James E. Brown" incorrectly inscribed as "J.E. Brown." In such event, the signature on this Letter of Transmittal reflecting such correction or change must be guaranteed by a financial institution or brokerage firm having membership in good standing, in a recognized guarantee program [Securities Transfer Agents Medallion Program, New York Stock Exchange, Inc. Medallion Program, or the Stock Exchanges Medallion Program (the "Programs")]. No guarantee will be accepted if the aggregate value of the transaction exceeds the authorized limit as defined in the Program. Notaries Public CANNOT execute acceptable guarantees of signatures.

     5. Supporting Evidence. In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of such corporation, there should be submitted with the Letter of Transmittal and surrendered certificates, documentary evidence of the authority of the person making such execution to assign, sell and transfer shares. Such documentary evidence of authority must be in the form satisfactory to the Exchange Agent. See Instructions 8 and 9.

     6. Lost or Stolen Stock Certificates. If certificates representing restricted shares or warrants to purchase restricted shares have been lost or stolen, the Exchange Agent should be contacted in writing. The letter should include the certificate number(s) and number of shares/warrants that have been lost or stolen along with the holder's name and address. The Exchange Agent will forward affidavits for completion so that a bond or other satisfactory indemnity can
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be obtained, and to make other arrangements so that the lost certificates can be replaced and the shareholder may receive certificates representing registered shares, certificates representing warrants to purchase registered shares, and a check for cash in lieu of fractional shares, if any, in exchange for such restricted shares and warrants.

     7. Miscellaneous. In the event that a surrender of certificates is defective, the Exchange Agent shall attempt, in consultation with UFBC, to take such action as may be necessary to resolve promptly the irregularity, and in that connection, the Exchange Agent may use its best efforts to contact the appropriate capital shareholder by whatever means of communication it deems most expedient. UFBC shall have the absolute right to reject any or all of such surrenders which are not in proper form and to waive any defects in or conditions of such surrender.

     8. Inquiries. All inquiries with respect to the surrender of certificates representing restricted shares or warrants in exchange for certificates representing registered shares or warrants, and a check for cash in lieu, if applicable, as well as requests for additional copies of this Letter of Transmittal, should be made directly to Lisa Porter, Exchange Agent, at the address above or by telephoning 703.734.0070.